UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 15, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market (NASDAQ)
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited (HKEx)
RMB Shares, par value $0.0001 per share**	688235	The Science and Technology Innovation Board of the Shanghai Stock Exchange (STAR)
*Included in connection with the registration of the American Depositary Shares ("ADSs") with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on the HKEx.
**The RMB Shares are ordinary shares of the company issued to permitted investors in the People’s Republic of China and listed and traded on the STAR in Renminbi. The RMB Shares are not registered or listed for trading in the United States or on the HKEx and are not fungible with the ordinary shares listed on the HKEx or the ADSs representing the ordinary shares listed on NASDAQ, and in no event will any RMB Shares be able to be converted into the ordinary shares listed on the HKEx or the ADSs listed on NASDAQ, or vice versa.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

See the disclosure set forth in Item 5.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2021, the Sixth Amended and Restated Memorandum and Articles of Association (the “Sixth Restated Articles”) of BeiGene, Ltd. (the “Company”) were filed with the Cayman Islands Registrar of Companies and became effective, upon the listing of the Company’s ordinary shares traded in Renminbi (the “RMB Shares”) and offered in the Company’s initial public offering (the “STAR Offering”) on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange in China. The Sixth Restated Articles were approved by the Company’s shareholders at the 2021 Annual General Meeting of Shareholders of the Company on June 16, 2021, effective subject to and upon completion of the STAR Offering.

The Sixth Restated Articles include the following key changes to the Fifth Amended and Restated Memorandum and Articles of Association of the Company (the “Existing Articles”):

Transfer of Shares

To comply with the Rules Governing the Listing of Securities on the STAR Market and other applicable securities regulations in the People’s Republic of China, in the Sixth Restated Articles, the Company amended the Existing Articles such that the transfer of any shares through electronic transfer as recognized by the designated stock exchanges shall be deemed to satisfy the requirement of form of instrument of transfer under the Sixth Restated Articles.

Proceedings at General Meetings

In the Sixth Restated Articles, the Company amended the Existing Articles such that the Company could hold a general meeting of shareholders as a physical meeting, as a hybrid meeting or as an electronic meeting. To the extent required by the designated stock exchange rules, the Company shall facilitate shareholders of RMB Shares to attend a general meeting through an online voting platform, and such attendance by the shareholders shall be deemed to constitute presence in person at the meeting.

Exclusive Federal Forum

In the Sixth Restated Articles, the Company amended the Existing Articles such that, unless the Company consents in writing to the selection of an alternative forum, the U.S. federal district courts shall be the sole and exclusive forum for resolving any complaints asserting a cause of action under the U.S. Securities Act of 1933, as amended.

The Sixth Restated Articles also contain certain consequential changes in connection with the key changes described above.

The foregoing description of the terms of the Sixth Restated Articles and the changes to the Existing Articles are qualified in its entirety by the full text of the Sixth Restated Articles, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On December 15, 2021, the Company issued a press release announcing the closing of the STAR Offering. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Sixth Amended and Restated Memorandum and Articles of Association of the Company, as currently in effect.

99.1
Press Release titled "BeiGene Announces Closing of Its RMB22.2 Billion (US$3.5 Billion) Initial Public Offering on the STAR Market of the Shanghai Stock Exchange in China", issued by BeiGene, Ltd. on December 15, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

3.1	Sixth Amended and Restated Memorandum and Articles of Association of the Company, as currently in effect.

99.1
Press Release titled "BeiGene Announces Closing of Its RMB22.2 Billion (US$3.5 Billion) Initial Public Offering on the STAR Market of the Shanghai Stock Exchange in China", issued by BeiGene, Ltd. on December 15, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 17, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel